UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 9, 2007

Nature’s Sunshine Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

75 East 1700 South
Provo, Utah		84606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 342-4300

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

On November 9, 2007, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine to Seek Review of Administrative Law Judge Initial Decision Revoking Registration” in which it announced that an administrative law judge in an administrative proceeding instituted by the Division of Enforcement of the Securities and Exchange Commission issued an initial decision to revoke the registration of the Company’s common stock (the “Initial Decision”).  The Company also announced its intention to file a petition for review of the Initial Decision with the Commission.  The Company believes that the Initial Decision will not become final pending the Commission’s review of the Company’s intended appeal.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Although the Company intends to appeal the Initial Decision to the Commission, the Company cannot at this time predict the outcome of the appeal.  Similarly, the Company cannot predict what, if any, impact the Commission’s determination may have on its financial statements or the materiality of such impact, if any.  If a final order is issued by the Commission revoking the registration of the Company’s common stock, broker-dealers would not be permitted to effect transactions in shares of the Company’s common stock until the Company files a new registration with the SEC under the Exchange Act and that registration is declared effective.

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this report and the exhibit incorporated herein by reference contain forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this report are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statements.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: foreign business risks, industry cyclicality, fluctuations in customer demand and order pattern, changes in pricing and general economic conditions, as well as other risks detailed in the Company’s previous filings with the Commission.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, entitled “Nature’s Sunshine to Seek SEC Review of Administrative Law Judge Initial Decision Revoking Registration” issued by Nature’s Sunshine Products, Inc., dated Number 9, 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: November 14, 2007	By	/s/ Stephen M. Bunker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release, entitled “Nature’s Sunshine to Seek SEC Review of Administrative Law Judge Initial Decision Revoking Registration” issued by Nature’s Sunshine Products, Inc., dated November 9, 2007